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                              RESCISSION AGREEMENT

         This Rescission Agreement ("Agreement") dated June 4, 1999 ("Agreement") by, between and on behalf of The Parties: First Chance Marine Finance, Inc., a Florida corporation ("Controlled Corporation"), the former holders of capital stock in First Chance ("First Chance Shareholders") and together ("First Chance") and Revenge Marine, Inc., a Nevada corporation ("Dominant Corporation"), Revenge Marine, Inc., a Delaware corporation, and and any affiliated or subsidiary entities related to the same (together "Revenge").

                                    RECITALS

         WHEREAS, Revenge and First Chance attempted to merge the Controlled Corporation and the Dominant Corporation on or around March 14, 1999 ("Attempted Merger" or "Merger");

         WHEREAS, various aspects of the Attempted Merger were technically flawed and the Merger Documents as filed with the Secretary of State of the State of Florida were materially defective;

         WHEREAS, Revenge and First Chance wish to rescind the Attempted Merger and mutually release each other from any obligations or liabilities in connection therewith;

         NOW THEREFORE, in consideration of the mutual promises made herein, the Parties hereby agree as follows:

                                    AGREEMENT

         1. RESCISSION. The Parties agree to rescind the Attempted Merger and that all capital stock in the Dominant Corporation issued to First Chance Shareholders be returned to Revenge and cancelled and that all such authorized but unissued shares remain unissued and the obligation to issue in the future become extinguished. Revenge agrees to return all captial stock in the Controlled Corporation to the Controlled corporation and all further claims for issuance of the same become extinguished. The provisions of this paragraph 1 shall become effective immediately upon execution of this Agreement and no further action shall be required by either Party to effect the same.

         2. GENERAL RELEASE OF CLAIMS. The Parties agree that the consideration in the Agreement represents settlement in full of all outstanding obligations owed between the Parties. The Parties on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release all other Parties and their heirs, family members, executors, officers, directors, employees, former employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns from, and agree not to sue concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any Party may possess arising from any omissions, acts or facts that have occurred up until and including the date of execution of this Agreement including, without limitation,

                  (a) Any and all claims that were alleged or that could be alleged regarding the Attempted Merger or the acquisition by Controlled Corporation of Stuart Marine, Inc.;

                  (b) any and all claims for breach of contract, tort, fraud, actions in equity, or any other action between the Parties;

                  (c) any and all claims for attorneys' fees and costs.

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                  (d) any employment obligation, debt, work-in-process line of credit, account payable, stock issuance agreement

                  (e) any claim for an issuance of stock or options to acquire stock from any Party in any other Party

         The Parties agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released.

         3. WAIVER OF UNKNOWN CLAIMS. The Parties represent that they are not aware of any other than the claims that are released by this Agreement. The Parties further acknowledge that they have been advised by legal counsel and are familiar with the provisions of Florida law, including the following:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH DEBTOR.

         The Parties, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

         4. NO COOPERATION. The Parties agrees that it will not act in any manner that might assist any other person not a party to this Agreement in any claims against any Party. Each Party agrees that it will not counsel or assist any attorneys or their clients in the presentation or defense of any disputes, differences, grievances, claims, charges, or complaints to the detriment of any other Party, unless under a subpoena or other court order to do so.

         5. TAX ADJUSTMENT. The Parties agree to cooperate to achieve efficient tax treatment concerning this Agreement and to structure and allocate accounting for this transaction.

         6. NO CONFLICT. Any provision of this Agreement to the contrary notwithstanding, this Agreement shall in no way interfere or release the Parties from any obligation contained in that certain Side Letter dated of even date hereof. To the extent that provisions of this Agreement and the Side Letter shall conflict, the Side Letter shall control.




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         7. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         8. SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon, the Successors, assigns, heirs, executors and administrators of the Parties.

         9. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida.

         10. EFFECTIVE DATE. This Agreement is effective immediately upon execution by both Parties.

         11. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

         12. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence, with the full intent of releasing all claims. Each of the Parties acknowledges that:

                  (a) They have read this Agreement;

                  (b) They have been represented in the preparation, negotiations and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

                  (c) They understand the tern-is and consequences of this Agreement and of the releases it contains;

                  (d) They are fully aware of the legal and binding effect of this Agreement.

         13. AUTHORITY. The undersigned do specifically covenant, warrant and represent that they have the authority to enter into this Agreement and that no other consent, permission or authorization of any kind is necessary to bind and perform any action required under this Agreement and to forever waive the claims of each Party against any other Party.




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         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below.

Dominant Corporation:


Revenge Marine, Inc.
A Nevada Corporation

Dated:  ____________, 1999                           By:
                                                        ------------------------
                                                        William C. Robinson
                                                        Title:_________________

Controlled Corporation:


First Chance Marine Finance, Inc.
A Florida Corporation


Dated:  ____________, 1999                           By:
                                                        ------------------------
                                                        Gerald C. Parker
                                                        Title:_________________

First Chance Shareholders

Dated:  ____________, 1999                           X
                                                      --------------------------

First Chance Shareholders

Dated:  ____________, 1999                           X
                                                      --------------------------

First Chance Shareholders

Dated:  ____________, 1999                           X
                                                      --------------------------

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